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                                                                   Exhibit 10.23


                 MANAGEMENT AND CONSULTING SERVICES AGREEMENT
                 --------------------------------------------

          THIS MANAGEMENT AND CONSULTING SERVICES AGREEMENT is entered into as of April __, 1995 between ABRY Partners, Inc., a Delaware corporation ("ABRY"),
                                                                        ----
and Pinnacle Towers, Inc., a Delaware corporation (the "Company").
                                                        -------

          This Agreement is being entered into in connection with the transactions contemplated by the Subscription and Stockholders Agreement dated as of April 17, 1995 among the Company and its stockholders (as in effect from time to time, the "Stockholders Agreement"). Each capitalized term used and not
                   ----------------------
otherwise defined in this Agreement has the meaning which the Stockholders Agreement assigns to that term.

          NOW, THEREFORE, in consideration of the foregoing premises and the respective agreements hereinafter set forth and the mutual benefits to be derived from this Agreement, ABRY and the Company hereby agree as follows:

          1.  Engagement.  The Company hereby engages ABRY as a financial and
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management consultant, and ABRY hereby agrees to provide financial and management consulting services to the Company, all on the terms and subject to the conditions set forth in this Agreement.

          2.  Services of ABRY.  ABRY hereby agrees during the term of this
              ----------------
Agreement to consult with the board of directors of the Company (the "Board"),
                                                                      -----
and management of the Company and its Subsidiaries, in such manner and on such business and financial matters as the Board may reasonably request from time to time, including but not limited to corporate strategy, budgeting of future corporate investments, acquisition and divestiture strategies, and debt and equity financing.

          3.  Personnel.  ABRY will provide and devote to the performance of
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this Agreement those officers, employees and agents of ABRY which ABRY deems appropriate for the furnishing of the services described in this Agreement.

          4.  Management Fee.  From and after the date of this Agreement, the
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Company will pay to ABRY a management fee at the rate of $75,000 per annum.
Such management fee will be payable quarterly, in arrears.

          5.  Expenses.  In addition to the management fee described in Section
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4, the Company will reimburse ABRY for reasonable travel expenses and other out-
of-pocket costs and expenses incurred by ABRY or any director, officer, employee or other agent or representative of ABRY in connection with the rendering of services under this Agreement.

          6.  Effect of Termination.  Either ABRY or the Company may terminate
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this Agreement by prior written notice to the other.  No
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termination of this Agreement, whether pursuant to this Section 6 or otherwise, will affect the Company's to pay any management fee accrued, or to reimburse cost or expense incurred, prior to the effective date of that termination.

          7.  Liability.  Neither ABRY nor any of its Affiliates, stockholders,
              ---------
officers, employees or agents will be liable to the Company or its Subsidiaries or Affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, unless such loss, liability, damage or expense is a result of the willful misconduct of such Person. The Company agrees to indemnify and hold harmless ABRY, its stockholders, Affiliates, officers, agents and employees against and from any and all loss, liability, suits, claims, costs, damages and expenses (including reasonable attorneys' fees) arising from ABRY's performance under this Agreement, except as a result of the willful misconduct of the Person in question.

          8.  Independent Contractor Status.  ABRY and the Company agree that
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ABRY will perform services under this Agreement as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither ABRY nor its officers, employees or agents will be considered employees or agents of the Company as a result of this Agreement nor will any of them have authority to contract in the name of or bind the Company by reason of this Agreement, except as the Company may expressly agree in writing.

          9.  Amendment and Waiver.  No modification, amendment or waiver of any
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provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and ABRY. The failure of either the Company or ABRY to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          10. Notices.  Any notice provided for in this Agreement will be in
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writing and will be either personally delivered, or mailed by first class mail, return receipt requested, or sent by reputable


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overnight courier, in each case with delivery charges or postage prepaid, to the recipient at the address below indicated:

         Notices to ABRY:
         ---------------

         18 Newbury Street
         Boston, MA  02116
         Attention:  President

         Notices to the Company:
         ----------------------

         8944 Fisherman's Bay
         Sarasota, Florida 34231
         Attention:  President

or such other address or to the attention of such other Person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

     11.  Severability.  Whenever possible, each provision of this Agreement
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will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

     12.  Entire Agreement.  This Agreement embodies the complete agreement and
          ----------------
understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way.

     13.  Successors and Assigns.  This Agreement will bind and inure to the
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benefit of and be enforceable by the Company and ABRY and their respective assigns; provided that neither the Company nor ABRY may assign its rights or
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delegate its duties under this Agreement without the prior written consent of the other.

     14.  Counterparts.  This Agreement may be executed simultaneously in two or
          ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such


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counterparts taken together will constitute one and the same Agreement.

     15.  Descriptive Headings; Interpretation.  The descriptive headings of
          ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.

     16.  Governing Law.  All issues and questions concerning the construction,
          -------------
validity, interpretation and enforcement of this Agreement will be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the laws of any jurisdiction other than the Commonwealth of Massachusetts to be applied. In furtherance of the foregoing, the internal law of the Commonwealth of Massachusetts will control the interpretation and construction of this Agreement, even if under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     17.  No Strict Construction.  The parties to this Agreement have
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participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


                                 *   *   *   *


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     IN WITNESS WHEREOF, the parties hereto have executed this Management and
Consulting Services Agreement on the day and year first above written.

                                 PINNACLE TOWERS, INC.


                                 By:
                                    --------------------------------------
                                 Its:
                                     -------------------------------------

                                 ABRY PARTNERS, INC.

                                 By:
                                    --------------------------------------
                                 Its:
                                     -------------------------------------


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